                                                                    EXHIBIT 10.1

                            2005 Negotiations Summary
                      IBEW Local 396 / Nevada Power Company

    COLLECTIVE BARGAINING AGREEMENT FEBRUARY 1ST 2005 - FEBRUARY 1ST 2008

                              NEW HOLIDAY SCHEDULE:

   NEW YEARS DAY                                 VETERAN'S DAY
   MARTIN L. KING DAY                            THANKSGIVING DAY
   MEMORIAL DAY                                  THANKSGIVING FRIDAY
   INDEPENDENCE DAY                              CHRISTMAS DAY
   LABOR DAY                                     FLOATING HOLIDAYS (3)

REVISED ARTICLE: 10.4 FLOATING HOLIDAYS

AN EMPLOYEE SHALL OBSERVE THE FLOATING HOLIDAYS ON ANY DAY THE EMPLOYEE DESIRES SO LONG AS A SEVEN-DAY NOTICE HAS BEEN GIVEN REGARDLESS OF OPERATIONAL OR OTHER NEEDS FOR THE PURPOSE OF THIS ARTICLE, THE CALENDAR WEEK BEGINS SUNDAY AND ENDS SATURDAY. SHOULD AN EMPLOYEE BE CALLED IN OR BE REQUIRED TO WORK ON A PREVIOUSLY APPROVED "HOLIDAY" THE EMPLOYEE SHALL BE PAID THE APPLICABLE OVERTIME RATE, EXCEPT IF BOTH THE EMPLOYEE AND SUPERVISOR MUTUALLY AGREE TO CHANGE THE OBSERVANCE OF THE HOLIDAY FLOATING HOLIDAYS DO NOT CARRY OVER FROM ONE PAYROLL YEAR TO THE NEXT, AND MUST BE USED IN THE PAYROLL YEAR IN WHICH THEY ARE RECEIVED.

IT IS UNDERSTOOD THAT THE (3) FLOATING HOLIDAYS DO NOT APPLY TO THE GENERATION 12 HOUR SHIFT OR 36 FOR 40 SHIFT AGREEMENTS.

                                   HEALTHCARE

ALL LOCAL 396 MEMBERS WILL BE ELIGIBLE TO PARTICIPATE IN THE COMPANY'S EMPOWER WELLNESS PROGRAM EFFECTIVE JANUARY 1, 2006. THE COMPANY WILL OFFER A HEALTH SCREENING IN SEPTEMBER-OCTOBER 2005 WHICH IS MANDATORY FOR ENROLLMENT INTO THE 2006 WELLNESS PROGRAM.

Healthcare premium cost share will change from:
      Company 80% - Employee 20% to COMPANY 82% - EMPLOYEE 18%

A 20% CAP (MAXIMUM INCREASE) PER YEAR FOR PREMIUMS WILL REMAIN IN PLACE FOR THE TERM OF THE CONTRACT.

CO-PAYS REMAIN THE SAME. NO HEALTHCARE PREMIUM INCREASE IN 2005.

PRESCRIPTION DRUG BENEFIT WILL FOLLOW THE NPC UNION INSURANCE PLAN SCHEDULE FOR ALL THREE INSURANCE OPTIONS, I.E. SIERRA SELECT AND HPN.

      - Retail

        1. Generic ("Tier 1") = $5 co-pay for 30-day supply

        2. Brand Name ("Tier 2") = $15 co-pay for 30-day supply

        3. Non-Preferred ("Tier 3") = $35 co-pay for 30-day supply

                            2005 Negotiations Summary
                      IBEW Local 396 / Nevada Power Company

      - Mail Order - Available for "Maintenance" (Life-Sustaining) Drugs Only Generic ("Tier 1") = $10 co-pay for 90-day supply

        1. Brand Name ("Tier 2") = $30 co-pay for 90-day supply

        2. Non-Preferred ("Tier 3") = $70 co-pay for 90-day supply

IF THERE IS NO GENERIC SUBSTITUTE, THE BRAND NAME CO-PAY APPLIES. IF YOU CHOOSE A BRAND NAME WHEN A GENERIC IS AVAILABLE, YOU WILL PAY THE BRAND NAME CO-PAY PLUS THE DIFFERENCE IN COST BETWEEN THE GENERIC AND BRAND.

                                   RETIREMENT

INCREASE RETIREMENT FOR EMPLOYEES RETIRING WITH 25 YEARS OF SERVICE OR MORE. THE 35 YEAR MAX PROVISION IS REMOVED.

                          25 YEARS OF SERVICE OR MORE
            --------------------------------------------------------
            FINAL AVERAGE EARNINGS X .1.55 x BENEFIT ACCRUAL SERVICE

THE COMPANY WILL REINSERT DISABILITY RETIREMENT LANGUAGE PREVIOUSLY REMOVED UNDER AMENDMENT 2 TO THE RETIREMENT PLAN DOCUMENT.

                             POST RETIREMENT MEDICAL
                             -----------------------
                     Current: $240.00 x B.A.S. prior to age 65
                              $120.00 x B.A.S. after age 65

                   PROPOSED: $260.00 X B.A.S. PRIOR TO AGE 65
                             $130.00 X B.A.S. AFTER AGE 65

                                      WAGES

                           02-07-2005           4.00%
                           01-23-2006           3.75%
                           02-05-2007           3.75%
                           (Dates reflect pay periods)

* WAGE INCREASES FOR 2005 WILL BE IMPLEMENTED THE FIRST PAY PERIOD FOLLOWING RATIFICATION. RETRO WILL BE PAID ON THE FIRST CHECK FOLLOWING RATIFICATION.

                                     GENERAL

PREFERRED PROVIDER ORGANIZATION. Under the, NPC Union Plan, when a Preferred Provider is available within A 30-MILE radius of the employee's (or the dependent seeking care) residence, and there is more than one (1) Preferred Provider available to perform the services, the employee will be subject to the PPO provisions and Non-PPO penalties.

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                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

85-POINT PROVISION, Unreduced retirement benefits are available to employees who meet the eligibility criteria and terminate: at age sixty-five (65); at age sixty-two (62) with at least five (5) years of Vesting Service; or upon reaching age fifty-five (55) with a total of eighty-five (85) points when age and Benefit Accrual Service are added together. EMPLOYEES NOT CURRENTLY COVERED IN THE COLLECTIVE BARGAINING AGREEMENT THAT TRANSFER TO A JOB UNDER THE AGREEMENT MUST WORK FIVE YEARS UNDER THE AGREEMENT BEFORE THEY CAN EXERCISE THE 85 POINT PLAN IN THE PENSION PLAN.

401 k AUTOMATIC ENROLLMENT. EFFECTIVE JANUARY 1, 2005, ALL NEW HIRES WILL BE AUTOMATICALLY ENROLLED AT A 3% DEFERRAL RATE UPON INITIAL ELIGIBILITY. ALL NEW HIRES WILL BE PROVIDED THE OPPORTUNITY TO OPT-OUT OF THE PLAN PRIOR TO INITIAL ELIGIBILITY. EMPLOYEES MAY ELECT TO STOP CONTRIBUTIONS TO THE PLAN AT ANY TIME. IN THE ABSENCE OF ANY INVESTMENT ELECTION, CONTRIBUTIONS WILL BE INVESTED 100% IN THE DEFAULT INVESTMENT FUND ESTABLISHED UNDER THE PLAN.

SUPPLEMENTAL LIFE. THE COMPANY WILL PROVIDE A SUPPLEMENTAL LIFE INSURANCE PROGRAM THAT ALLOWS EMPLOYEES DESIRING SUCH COVERAGE TO PURCHASE SUPPLEMENTAL LIFE INSURANCE FOR THEMSELVES AT GROUP RATES. THE FOLLOWING OPTIONS ARE
AVAILABLE:

      - EMPLOYEE COVERAGE FROM .5X TO 5X AN EMPLOYEE'S BASE PAY (MAXIMUM $1,000.000)

      - SPOUSE'S COVERAGE FROM S10,000 TO $150,000 IN INCREMENTS OF $10,000. HOWEVER, ANY EMPLOYEE'S SPOUSE WHO HAD AND AMOUNT OF OVER $150,000 AS OF DECEMBER 31, 2004 WILL BE ALLOWED TO CONTINUE HAT AMOUNT INTO THE FUTURE WITHOUT CHANGE.

      -     CHILDREN EITHER IN THE AMOUNT OF $5,000 OR $10,000.

RED CIRCLE/GRANDFATHER:

ALL CURRENT RED CIRCLE WAGES, AS OF THE RATIFICATION OF THE 2005 CBA, SHALL BE "GRANDFATHERED" AT SUCH WAGE AND SHALL CONTINUE TO RECEIVE WAGE INCREASES; HOWEVER THE WAGE SCHEDULE FOR "GRANDFATHERED" EMPLOYEES WILL NOT BE INCLUDED IN THE CBA. ALL "GRANDFATHERED" EMPLOYEES SHALL BE IDENTIFIED AT THEIR CURRENT WAGE AND A LIST SHALL BE SHARED BETWEEN THE UNION & COMPANY. GOING FORWARD, RED CIRCLED EMPLOYEES SHALL BE DEFINED AS EMPLOYEES FROZEN AT THEIR CURRENT RATE AND SHALL NOT RECEIVE PAY INCREASES UNTIL ANNUAL INCREASES CATCH UP. IN THE EVENT AN EMPLOYEE IS INVOLUNTARILY FORCED TO A LOWER CLASSIFICATION, OTHER THAN AS A RESULT OF DISCIPLINE, SUCH EMPLOYEE SHALL BE "GRANDFATHERED" AND SHALL CONTINUE TO RECEIVE ANNUAL WAGE INCREASES FOR AS LONG AS THEY REMAIN IN THEIR "GRANDFATHERED" POSITION.

MODIFICATION: JOB POSTING SYSTEM: The Company shall publish job posting and awarding procedures, which, at a minimum, comply with the provisions of this Agreement. These procedures will constitute the Company's job posting system. Any bargaining unit employee covered by the Collective Bargaining Agreement may apply and compete equally for any position within the Company. EMPLOYEES ARE DISQUALIFIED FROM BIDDING IF THEY HAVE A LETTER OF DISCIPLINE, WHICH IS LESS THAN ONE (1) YEAR OLD IN

                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

THEIR HUMAN RESOURCES PERSONNEL FILE. EMPLOYEES WILL NOT BE DISQUALIFIED FROM BIDDING IF THEY HAVE A LETTER OF DISCIPLINE FOR METER READING ACCURACY, WHICH IS LESS THAN ONE (1) YEAR OLD IN THEIR HUMAN RESOURCES PERSONNEL FILE, PROVIDED THAT THE JOB FOR WHICH THEY ARE BIDDING DOES NOT INVOLVE READING METERS AS PART OF THEIR REGULAR DUTIES. IN ADDITION, EMPLOYEES WHO ARE HIRED, PROMOTED OR TRANSFERRED TO A METER READER POSITION SHALL NOT BE PERMITTED TO APPLY FOR ANOTHER POSITION FOR SIX (6) MONTHS FROM THEIR HIRE DATE OR DATE OF PROMOTION/TRANSFER. EMPLOYEES WILL NOT BE DISQUALIFIED FORM BIDDING IF THEY HAVE A LETTER OF DISCIPLINE WHICH IS LESS THAN ONE (1) YEAR OLD IN THEIR HUMAN RESOURCES PERSONNEL FILE FOR CASH HANDLING PROVIDED THAT THE JOB FOR WHICH THEY ARE BIDDING DOES NOT INVOLVE CASH HANDLING AS PART OF THE REGULAR DUTIES.

NEW ARTICLE: 7.10 BRIDGE TIME FOR RE-HIRED EMPLOYEES:

PREVIOUS EMPLOYEES, WHO ARE REHIRED AS A REGULAR EMPLOYEE, ONE YEAR AFTER THE DATE THEY LEFT THE COMPANY (AS REGULAR EMPLOYEES), SHALL NOT BE CREDITED WITH COMPANY SENIORITY AT THE TIME OF RE-EMPLOYMENT AND SHALL BE REQUIRED TO SERVE A NEW PROBATIONARY PERIOD. WHEN THE EMPLOYEE HAS COMPLETED FIVE (5) YEARS OF SUBSEQUENT SERVICE, IN A FULL-TIME REGULAR POSITION, AN ADJUSTED HIRE DATE WILL BE CALCULATED, CREDITING REGULAR HOURS WORKED WITH THE COMPANY FOR PURPOSES OF COMPANY SENIORITY AND ALL RELATED BENEFITS. EMPLOYEES RE-HIRED WITH LESS THAN A ONE YEAR BREAK IN SERVICE WILL HAVE THEIR TIME BRIDGED UPON RE-HIRE. THIS AGREEMENT IS SEPARATE AND NOT INTENDED TO CONFLICT WITH ARTICLE 5.4 OF THE COLLECTIVE BARGAINING AGREEMENT.

NEW ARTICLE 12,10 FAMILY SICK LEAVE

FAMILY SICK LEAVE (FSL): EMPLOYEES WILL BE ALLOWED TO USE UP TO 32 HOURS OF ACCRUED SICK LEAVE PER PAYROLL YEAR TO CARE FOR AN IMMEDIATE FAMILY ILLNESS OR EMERGENCY. UNUSED HOURS CANNOT BE CARRIED OVER TO THE NEXT YEAR. THERE WILL BE NO OCCURRENCES WHEN SICK LEAVE IS USED FOR THIS PURPOSE. FSL CANNOT BE USED IN CONJUNCTION WITH A HOLIDAY.

NEW ARTICLE 13.10 JOINT BENEFITS COMMITTEE:

A JOINT BENEFITS COMMITTEE WAS ESTABLISHED FEBRUARY 1ST, 2002 FOR THE PURPOSE OF REVIEWING MEDICAL, BENEFITS, DEPENDENT CARE, COSTS, ISSUES AND TRENDS. JOINT DECISIONS ARE MADE ON BENEFITS PROGRAMS AND ARE BINDING. THE COMMITTEE WILL CONSIST OF THE UNION BUSINESS MANAGER AND FOUR (4) UNION MEMBERS AND THE REPRESENTATIVE OF THE SR. VICE PRESIDENT OF HUMAN RESOURCES AND FOUR (4) MPAT EMPLOYEES ASSIGNED BY THE SR. VICE PRESIDENT. THE COMMITTEE WILL BE CHARTERED TO REVIEW HEALTH AND WELFARE PLANS, PENSION AND 401(K) PLANS DURING THE TERM OF THIS AGREEMENT.

REVISED ARTICLE: 153 REMOVING LETTERS OF DISCIPLINE:

Any Employee, who receives a written letter of reprimand which is a part of the personnel file maintained in the Company's Human Resources office, may, after three (3) years from the date of such letter, request in writing to have the letter removed. Upon such written request, the Company shall remove the letter and return it to the employee. If the

                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

behavior that warranted the letter has changed or been corrected, the employee's current supervisor can remove the letter from the employee's personnel file by documenting this change in behavior and providing written authorization to human resources. LETTERS OF REPRIMAND OLDER THAN THREE (3) YEARS WILL NOT BE CONSIDERED FOR PURPOSES OF PLACEMENT, PROMOTION OR DISCIPLINE. SITUATIONS THAT REQUIRE & REVIEW OF AN EMPLOYEE FILE WILL ALSO PROMPT THE COMPANY TO REMOVE ANY LETTERS OF REPRIMAND THREE (3) YEARS OR OLDER.

REVISED ARTICLE 15.6 LABOR/MANAGEMENT MEETINGS:

The Company and the Union agree to hold periodic meetings to discuss matters, which are covered by the Agreement. These meetings will be held on Company premises during work hours and shall be held as needed, WITH 30 DAYS NOTIFICATION FROM EITHER THE UNION OR THE COMPANY. The number of employee attendees who are covered by the Agreement shall be limited to the stewards and other employees reporting to the Company premises designated as the site of a particular meeting. Both the Company and Union recognize the value in formally convening to discuss issues that affect departmental policies, procedures, and collective bargaining provisions. The Company and Union agreed to continue holding departmental labor/management meetings as a forum to clarify; address interests, and problem-solve solutions that mutually benefit all employees. The Company recognizes the value of participation and input from all its employees and the Union's facilitation of this process is critical to our mutual success.

NEW ARTICLE 15.8 PROJECT TEAMS/COMMITTEES:

THE PREVALENCE OF PROJECT TEAMS/COMMITTEES THAT REQUIRE THE SPECIFIC SKILLS AND ABILITIES POSSESSED BY EMPLOYEES IN BARGAINING UNIT JOBS IS INCREASING EACH DAY. THE COMPANY ACKNOWLEDGES THAT IT MUST OBTAIN AGREEMENT FROM THE IBEW BEFORE ASSIGNING BARGAINING UNIT EMPLOYEES TO PROJECT TEAMS/COMMITTEES, PARTICULARLY WHEN THE PROJECT TEAM/COMMITTEE'S TASK COULD AFFECT THE WORKING CONDITIONS OF EMPLOYEES REPRESENTED BY THE IBEW LOCAL #396. IN ADDITION, TEAM MEMBER(S)' WAGES AND/OR BENEFITS ARE EXPECTED TO BE ONLY THOSE DESCRIBED IN THE CURRENT COLLECTIVE BARGAINING AGREEMENT. IF THE COMPANY WISHES TO EXTEND ADDITIONAL INCENTIVES/BONUSES TO BARGAINING UNIT EMPLOYEES ON THE TEAM/COMMITTEE, THE COMPANY WILL NEGOTIATE WITH THE IBEW BEFORE EXTENDING ANY SUCH OFFERS TO BARGAINING UNIT EMPLOYEE(S).

                          TRANSMISSION & DISTRIBUTION

SEVEN DAY COVERAGE EMPLOYEES: EMPLOYEES WILL BE PAID THE SHIFT DIFFERENTIAL APPLICABLE TO THE SHIFT UNDER WHICH ANY HOURS WORKED MAY FALL.

COMMUNICATIONS ELECTRICIAN (6108)

DIAGNOSES THE CAUSES OF POOR PERFORMANCE OR NON-OPERATION OF RADIO OR COMMUNICATION EQUIPMENT. PERFORMS INSTALLATION, FIELD TESTING AND MAINTENANCE OF COMMUNICATIONS SYSTEMS, TELEPHONE SWITCHBOARDS AND OTHER TERMINAL EQUIPMENT, SUPERVISORY, MICROWAVE, MULTIPLEX, RADIO, 950 MHz DATA RADIOS, "T" CARRIER, FIBER OPTIC, HARDWARE, AND MULTIPLEX TONE EQUIPMENT, SCADA/EMS COMPUTER, RTU, AND ALL

                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

ASSOCIATED HARDWARE, FIBER OPTIC CABLE SPLICING, REMOTE SIGNAL AND REMOTE CONTROL EQUIPMENT, LOAD FREQUENCY CONTROL AND TELEMETERING EQUIPMENT, AND ANY NEW TECHNOLOGY RELATED TO TELECOM THAT THE COMPANY DECIDES TO USE. MUST HAVE A VALID FCC GENERAL CLASS RADIOTELEPHONE OPERATOR'S LICENSE, OR VALID NABER OR NARTE CERTIFICATION. MAY BE REQUIRED TO PERFORM ANY OF THE DUTIES ASSIGNED TO THE ELECTRICIAN CLASSIFICATION.

DESIGN FACILITATOR

REVIEWS CONSTRUCTION DESIGNS FOR ACCURACY AND APPROPRIATE SPECIFICATIONS AND STANDARDS. ASSISTS DESIGN TEAM IN THE TRAINING AND DEVELOPMENT OF CONSTRUCTIBLE DESIGNS. RESEARCHES FIELD EQUIPMENT AND FIELD CONDITIONS FOR COMPATIBILITY TO DESIGN. MAKES RECOMMENDATIONS, DECISIONS AND/OR CHANGES THAT WILL EFFECT THE WORKABILITY, RELIABILITY, AND SAFETY OF THE INSTALLATION AND MAINTENANCE OF EQUIPMENT. EMPLOYEE CAN OBSERVE AND VERIFY PROPER INSTALLATION OF FACILITIES IN ACCORDANCE WITH COMPANY SPECIFICATION AND STANDARDS. HAS CONTACT WITH COMPANY EMPLOYEES, CUSTOMERS AND COMPANY CONTRACTORS. MUST BE SKILLED TO PERFORM ALL TYPES OF WORK SPECIFIC TO THE JOURNEYMAN LINEMAN CLASSIFICATION. EMPLOYEE WILL PERFORM ANY AND ALL TASKS FOR WHICH THEY ARE TRAINED AND CAN COMPETENTLY AND SAFELY PERFORM. PERFORMS RELATED DUTIES TO HELP ENSURE JOB SITE AND DESIGN READINESS PRIOR TO CONSTRUCTION.

FLEET MAINTENANCE TECHNICIAN

WILL PERFORM ALL VEHICLE AND EQUIPMENT CLASSES FOR PREVENTIVE MAINTENANCE WORK (TO INCLUDE PM'S-A, B& C). WILL BE REQUIRED TO MAINTAIN WORK, VEHICLE AND EQUIPMENT PM RECORDS. WILL BE REQUIRED TO OBTAIN A SE CERTIFICATIONS IN PM CLASS. UPON TRAINING, THE FLEET MAINTENANCE TECHNICIAN WILL BE REQUIRED TO CHECK ALL VEHICLE SAFETY ITEMS, AND ADVISE THE LEAD OF THE CONDITION OF THE VEHICLE OR THE EQUIPMENT. WILL BE REQUIRED TO TRANSPORT ALL COMPANY VEHICLES TO AND FROM LOCATIONS TO PERFORM PM WORK, WHICH REQUIRES A CDL LICENSE. WILL BE REQUIRED TO PERFORM ANY OF THE ABOVE TASKS. MAY BE REQUIRED TO ASSIST WITH OR PERFORM WORK IN A LOWER CLASSIFICATION AND OTHER RELATED WORK FOR WHICH THE EMPLOYEE IS CAPABLE AND QUALIFIED TO PERFORM AS ASSIGNED.

                                   GENERATION

Double time and a half language left out of the last CBA will be added back to the Twelve Hour Shift Schedule, as follows:

EMPLOYEES SHALL BE PAID AT THE DOUBLE TIME AND ONE-HALF (2 1/2) RATE OF PAY FOR ALL TIME WORKED IN EXCESS OF SIXTEEN (16) HOURS. EMPLOYEES WHO, UNDER THE PROVISIONS OF THIS CLAUSE, WOULD BE ENTITLED TO PAY AT THE DOUBLE TIME AND ONE-HALF (2 1/2) RATE WILL NOT HAVE SUCH RIGHT NULLIFIED BY AN INTERRUPTION OF CONTINUOUS WORK TIME OF SIX (6) HOURS OR LESS. (ANY BREAK IN CONTINUOUS WORK TIME OF MORE THAN SIX (6) HOURS WILL BE CONSIDERED TO BE AN INTERRUPTION OF CONTINUOUS WORK TIME).

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                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

UNDER THE PROVISIONS OF THIS ARTICLE, THE EMPLOYEES MAY BE SENT HOME FOR A SPECIFIED BREAK AND SHALL NOT LOSE ANY NORMAL TIME PAY FOR THE REGULAR TIME WHICH THEY ARE REQUIRED TO LOSE BY REASONS OF SUCH BREAK. (IT IS UNDERSTOOD THAT EMPLOYEES ON ANY SUCH BREAK MAY BE CALLED BACK TO WORK). MEAL PERIODS WILL NOT BE CONSIDERED AS AN INTERRUPTION OF CONTINUOUS WORK TIME AND WILL NOT BE CONSIDERED AS WORK TIME EXCEPT WHEN PAID FOR BY THE COMPANY. THE MEAL PERIOD WHICH OCCURS DURING EMPLOYEES' REGULAR WORK HOURS WILL BE INCLUDED IN THE COMPUTATION OF THE BREAK PERIOD.

UPGRADE AND OVERTIME SCHEDULING: The Company may upgrade a qualified employee or utilize a relief employee to provide coverage for a vacant shift due to a scheduled or unscheduled absence provided such situation does not result in overtime for any employee in a lower classification, or may elect not to cover the shift when sufficient qualified personnel are available to perform the required functions safely. If these arrangements cannot be made and it is necessary to work employee overtime the following steps will be followed:

      1. An employee, who is on his or her day off and will have at least twelve (12) hours off between shifts, shall be called to fill the vacant shift in accordance with the overtime list.

      2. IF THERE IS NO EMPLOYEE ON HIS OR HER DAY OFF WILLING TO ACCEPT THE OVERTIME OFFERED THE QUALIFIED EMPLOYEE ON SHIFT LOWEST ON THE OVERTIME LIST WILL BE OFFERED, (IF THE SUPERVISOR FEELS THEY CAN DO SO SAFELY), THE OPTION OF SPLITTING THE SHIFT.

      3. The Company may force the person that meets the requirements of step #1 above, to come in and work the shift.

      4. If the Company is still unable to cover the shift at this time, they may use whatever option they choose, including using a member of Management to cover.

It is the intent of the Company not to work employees assigned to the THS schedule beyond their regularly scheduled work hours; however, all employees shall be expected to respond to overtime assignments as necessary.

PER DIEM: Employees temporarily assigned to established headquarters located more than forty (40) miles from their regularly established headquarters who elect not to stay at the assigned work locations will be furnished transportation tor the initial trip and final trip at Company expense, and shall receive forty-three dollars ($43 00) for each day they are assigned to and work at a temporary location. If work extends beyond the weekend, the Company may, at its option, pay travel to home base Friday night and return to work location Monday morning. EMPLOYEES WHO HAVE BEEN SELECTED TO THE GENERATION JOINT APPRENTICESHIP PROGRAM WILL NOT BE ENTITLED TO PER DIEM, WHEN IN ROTATION OF WORK SITE AND/OR OTHER TRAINING PURPOSES.

NEW ARTICLE 16.12 BOILER BLASTING:

WHILE PERFORMING ANY ASSIGNMENT IN WHICH EXPLOSIVES HAVE BEEN UTILIZED, QUALIFIED EMPLOYEES WILL BE PAID A $3.50 PER HOUR SHIFT PREMIUM IN ADDITION TO THE

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                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

APPROPRIATE RATE OF PAY. EMPLOYEES WORKING IN THIS CAPACITY WILL PERFORM ALL DUTIES IN ACCORDANCE WITH THE NEVADA POWER COMPANY S.A.F.E. WORK PRACTICE MANUAL, NEVADA POWER COMPANY BLASTING PROGRAM & PROCEDURES, AND ALI LOCAL, STATE AND FEDERAL REGULATIONS. THE BLASTER IN CHARGE RATE OF PAY WILL BE EQUAL TO THE LEAD CONTROL OPERATOR RATE OF PAY.

                      NEW JOB CLASSIFICATION DESCRIPTIONS:

BLASTER INI CHARGE

A BLASTER IN CHARGE WILL LEAD, ASSIST AND WORK WITH DEDICATED PERSONNEL TO ENSURE SAFE AND EFFICIENT OPERATION OF ALL ACTIVITIES RELATED TO BLASTING AND BOILER DE-SLAGGING. THE BLASTER IN CHARGE WILL BE REQUIRED TO MEET ALL LOCAL, STATE AND FEDERAL LICENSING REQUIREMENTS TO HANDLE EXPLOSIVES.

BLASTER ASSISTANT

QUALIFIED EMPLOYEES WORKING UNDER THE SUPERVISION OF THE BLASTER IN CHARGE WILL TRANSPORT, HANDLE AND UTILIZE EXPLOSIVES TO REMOVE BOILER SLAG PRIOR TO ENTRY OF PERSONNEL. THE EMPLOYEES WORKING IN THIS CAPACITY WILL HAVE TO FIRST SUCCESSFULLY COMPLETE THE NEVADA POWER COMPANY BLASTING TRAINING PROGRAM.

              HOLIDAY SCHEDULE FOR 12 HOUR AGREEMENT AND 36 FOR 40

NEW YEARS DAY                                  LABOR DAY
MARTIN LUTHER KING DAY                         VETERANS DAY
MEMORIAL DAY                                   THANKSGIVING DAY
4TH OF JULY                                    CHRISTMAS DAY

                                    CLERICAL

CHANGES TO THE FOLLOWING CLASSIFICATIONS:

- THE CLASSIFICATION OF CUSTOMER SUPPORT REPRESENTATIVE (CSR) AND RETAIL CUSTOMER REPRESENTATIVE (RCR) WILL MERGE INTO A NEW CLASSIFICATION KNOWN AS CUSTOMER SERVICE REPRESENTATIVE (CSR).

- THE CLASSIFICATION OF LEAD RETAIL CUSTOMER REPRESENTATIVE AND LEAD CUSTOMER SUPPORT REPRESENTATIVE WILL MERGE INTO A NEW CLASSIFICATION KNOWN AS LEAD CUSTOMER SERVICE REPRESENTATIVE (LEAD CSR).

- THE CLASSIFICATION OF CUSTOMER SERVICE SPECIALISTS WILL MERGE INTO A NEW CLASSIFICATION KNOWN AS SENIOR CUSTOMER SERVICE REPRESENTATIVE.

- THE CLASSIFICATION OF RETAIL CUSTOMER REPRESENTATIVE (DISTRICT RCR ONLY) WILL BE RE-CLASSIFIED TO SENIOR CUSTOMER SERVICE REPRESENTATIVE.

- IN ACCORDANCE WITH THE SHIFT BID POLICY, BRANCH OFFICES AND THE CALL CENTER WILL CONTINUE TO BE SHIFT BID SEPARATELY.

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                            2005 Negotiations Summary
                      IBEW Local 396 / Nevada Power Company

CUSTOMER SERVICE REPRESENTATIVE

PERFORMS VARYING DEGREES OF CLERICAL FUNCTIONS, FROM INTERMEDIATE TO FAIRLY SOPHISTICATED, WHICH REQUIRE TYPING SKILLS AND THE USE OF OFFICE EQUIPMENT, PERSONAL COMPUTERS, AND BUSINESS SOFTWARE SYSTEMS. CUSTOMER INTERACTION REQUIRES EXTENSIVE USE OF CUSTOMER SERVICE SKILLS AND A SIGNIFICANT DEGREE OF DECISION-MAKING AUTHORITY. EMPLOYEES IN THE CLASSIFICATION WORK IN THE FOLLOWING
AREAS:

-    CALL CENTER

-    COMMERCIAL OFFICE SUPPORT

-    CUSTOMER AND FIELD OPERATIONS

-    CUSTOMER CREDIT AND BILLING

-    MATERIAL MANAGEMENT

-    PBX

SENIOR CUSTOMER SERVICE REPRESENTATIVE

PERFORMS VERY SOPHISTICATED CLERICAL TASKS, WHICH REQUIRE EXTENSIVE DECISION-MAKING AUTHORITY, AND INDEPENDENT JUDGMENT. EMPLOYEES IN THE CLASSIFICATION WORK IN THE FOLLOWING AREAS:

-   HEAD CASHIER

-   SERVICE DISPATCHING

-   LGS BILLING

-   DISTRICTS

CHANGES TO THE FOLLOWING CLASSIFICATIONS ONLY:

- THE CLASSIFICATION OF ALTERNATIVE FIELD REPRESENTATIVE (AFR) WILL BE RE-CLASSIFIED TO FIELD SERVICE REPRESENTATIVE (FSR).

NEW JOB DESCRIPTION: FIELD SERVICE REPRESENTATIVE

PERFORMS VARIOUS ASSIGNMENTS RELATING TO FIELD CUSTOMER SERVICE AND METERING ACTIVITIES, INCLUDING THE DUTIES OF METER READER. INDIVIDUAL ASSIGNMENTS ARE BASED ON REQUESTS FROM THE CUSTOMER SERVICE DEPARTMENT AND CUSTOMER SERVICE ORDERS WHICH INCLUDE, BUT ARE NOT LIMITED TO, TURN-ONS AND TURN-OFFS, CHECK READINGS, AND MISCELLANEOUS TESTING OF BOTH CUSTOMER-OWNED AND COMPANY-OWNED ELECTRICAL EQUIPMENT. MAY ENTER SUBSTATIONS, CO-GENERATION FACILITIES AND LGS FACILITIES TO PROBE AND READ TIME OF USE METERS. THE EMPLOYEE WILL BE REQUIRED TO OPERATE A VEHICLE FOR THE COMPANY. PERFORMS OTHER RELATED WORK, INCLUDING SEMI-SKILLED WORK IN OTHER METER SERVICE AREAS, FOR WHICH THE EMPLOYEE IS CAPABLE AND QUALIFIED TO SAFELY PERFORM AS ASSIGNED. FSR'S REQUIRED TO PERFORM METER READER DUTIES WILL BE SELECTED USING INVERSE SENIORITY FOR WORK DURING THE NORMAL SHIFT. GRANDFATHERED FSR'S WILL RECEIVE 10% ABOVE THEIR RATE WHEN PERFORMING LEAD DUTIES.

REVISED ARTICLE: 6.6 BI-LINGUAL REPRESENTATIVES:

Employees in Customer Service who are designated as bi-lingual representatives shall be paid a thirty-dollar ($30) bonus on a bi-weekly basis. This bonus will be paid when the employee uses sick leave or vacation, but will not be paid when the employee is on disability or using Workers Compensation. NEW HIRES WILL BE OFFERED BILINGUAL

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                            2005 Negotiations Summary
                      IBEW Local 396 / Nevada Power Company

POSITIONS WITH THE UNDERSTANDING THAT THEY MUST PASS THE BILINGUAL EXAM DURING THE PROBATIONARY PERIOD. IF THEY DO NOT PASS THE BILINGUAL EXAM THEY WILL BE TERMINATED BEFORE THE COMPLETION OF THE PROBATIONARY PERIOD. ONCE EMPLOYEES ARE CERTIFIED BILINGUAL EMPLOYEES, THEY ARE NOT ALLOWED TO DECERTIFY AND MUST REMAIN IN THE BILINGUAL SHIFTS OFFERED IN CUSTOMER SERVICE. EXISTING CUSTOMER SERVICE EMPLOYEES MAY DECERTIFY BILINGUAL STATUS BEFORE THE START OF THE NEXT SHIFT BID. EMPLOYEES MUST WAIT A YEAR TO BE CERTIFIED AGAIN AND HELD TO THIS NEW AGREEMENT. ANY NEW EXISTING CUSTOMER SERVICE EMPLOYEE THAT WANTS TO BECOME A CERTIFIED BILINGUAL EMPLOYEE WILL BE HELD TO THIS NEW AGREEMENT.

REVISED ARTICLE: 6.18 SHIFT BID POLICY

UPDATE SHIFT BID POLICY LANGUAGE TO REFLECT NEW CLASSIFICATION OF CUSTOMER SERVICE REPRESENTATIVE.

REVISED ARTICLE: 6.20 UPGRADE:

When an employee relieves an employee of a higher classification, the employee shall receive the rate of pay for the higher classification for the time worked in the higher classification. However, an employee will not be upgraded when employees of that classification who normally report for work at the same location are able and available to do the work for which the upgrade is intended. All red circle employees when upgraded to lead positions will receive a 5% wage increase for any time worked in this position, GRANDFATHERED FSR'S WILL RECEIVE 10% ABOVE THEIR RATE WHEN PERFORMING LEAD DUTIES. All employees when upgraded for an authorized training capacity will receive a 5% wage increase for any time worked in this position. A represented employee will receive 10% upgrade pay when upgraded to a non-represented position.

NEW ARTICLE: 6.21 FILLING TEMPORARY POSITIONS IN CUSTOMER SERVICE BILLING-PEARSON:TEMPORARY JOB VACANCIES WHICH ARE EXPECTED TO LAST MORE THAN NINETY (90) DAYS, BUT LESS THAN SIX (6) MONTHS, WILL BE OFFERED TO ALL FULL-TIME REGULAR CUSTOMER SERVICE REPRESENTATIVES (CSR)'S. THE POSITION WILL BE POSTED FOR FOURTEEN (14) DAYS. THE SELECTION WILL BE MADE, BASED ON COMPANY SENIORITY. THE TEMPORARY VACANCY THAT RESULTS WHEN A FULL-TIME REGULAR EMPLOYEE IS AWARDED A TEMPORARY POSITION WILL THEN BE OFFERED TO ALL FULL-TIME REGULAR (CSR)'S LOCATED AT THE PEARSON FACILITY, IN THE SAME SUB-DEPARTMENT FOR A PERIOD OF FOURTEEN (14) CALENDAR DAYS. A TEMPORARY OR LEASED/AGENCY EMPLOYEE MAY FILL THE FINAL VACANCY IN TSO THAT RESULTS. WHEN THE TEMPORARY ASSIGNMENT(S) ENDS, THE FULL-TIME REGULAR EMPLOYEE(S) WHO WERE AWARDED TEMPORARY POSITIONS, WILL RETURN TO THEIR PREVIOUS POSITIONS AND ANY TEMPORARY OR LEASED/AGENCY EMPLOYEES' ASSIGNMENTS WILL END. IF AT THE END OF THE TEMPORARY ASSIGNMENT(S), THE COMPANY DECIDES TO MAKE THE POSITION(S) REGULAR, OR IF THE EMPLOYEE(S) WORK AT LEAST 1040 STRAIGHT-TIME HOURS DURING A TWELVE MONTH PERIOD IN THE SAME TEMPORARY POSITION, THE POSITION WILL BECOME AUTHORIZED, AND THE FULL-TIME REGULAR EMPLOYEES) WILL BE OFFERED REGULAR STATUS IN THAT POSITION.

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                            2005 Negotiations Summary
                     IBEW Local 396 / Nevada Power Company

NEW ARTICLE: 6.22 ELIGIBILITY TO APPLY FOR VACANCIES:

EMPLOYEES WHO ARE NEWLY HIRED IN A POSITION IN THE CLERICAL COLLECTIVE BARGAINING AGREEMENT SHALL NOT BE PERMITTED TO APPLY FOR OTHER POSITIONS FOR SIX
(6) MONTHS AFTER THEIR HIRE DATE. HOWEVER, IF THERE ARE NO INTERNAL APPLICANTS FOR A POSITION, THE COMPANY AND UNION AGREE TO ACCEPT APPLICATIONS FROM CLERICAL EMPLOYEES WHO WERE HIRED LESS THAN SIX (6) MONTHS PRIOR TO THE JOB POSTING BEFORE CONSIDERING EXTERNAL APPLICANTS. IF AN EMPLOYEE'S PROBATIONARY PERIOD IS EXTENDED, THEY WILL NOT BE ABLE TO BID UNTIL PROBATIONARY PERIOD IS COMPLETED.

NEW ARTICLE: 6.23 STARTING WAGE RATES FOR EXPERIENCED CSR'S:

EMPLOYEES WHO ARE HIRED AS CUSTOMER SERVICE REPRESENTATIVES (CSR)'S OR WHO ARE PROMOTED OR TRANSFERRED TO CSR POSITIONS WHO HAVE AT LEAST TWO (2) YEARS OF CONTINUOUS EXPERIENCE WORKING IN A CALL CENTER WITH THE SAME COMPANY, SHALL BE GRANTED ONE YEAR OF CREDIT AND PAID AT THE THIRD (3) STEP OF THE WAGE PROGRESSION FOR CSR. CUSTOMER SERVICE REPRESENTATIVES (CSR) WHO DO NOT HAVE AT LEAST TWO (2) YEARS OF CONTINUOUS EXPERIENCE WORKING IN A CALL CENTER WILL BE PAID AT THE FIRST (1) STEP OF THE WAGE PROGRESSION FOR CSR. EMPLOYEE MUST PROVIDE PROOF OF EXPERIENCE PRIOR TO INTERVIEW.

NEW ARTICLE: 6.24 ALTERNATIVE WORK SCHEDULES (4/10) IN CUSTOMER SERVICE: THIS AGREEMENT SHALL DOCUMENT THE FOLLOWING CLARIFICATION OF THE ALTERNATIVE WORK SCHEDULES (4/10) IN CUSTOMER SERVICE (ONLY). HOLIDAY PAY WILL BE RECOGNIZED IN CONJUNCTION WITH THE EMPLOYEE'S SCHEDULED DAY AND START TIME (REGARDLESS OF WHEN THE MAJORITY OF SHIFT FALLS). THE EMPLOYEES SCHEDULED SECOND DAY OFF (IF WORKED) WILL BE RECOGNIZED AS THE DOUBLE TIME OT PAY. THE EMPLOYEES, AT THEIR DISCRETION, MAY USE TWO (2) HOURS OF VACATION TIME OR WITH SUPERVISORY APPROVAL ELECT TO WORK AN ADDITIONAL TWO (2) HOURS DURING THE WEEK OF THE HOLIDAY TO ENSURE A FULL EIGHTY (80) HOUR PAY PERIOD.